Exhibit 99.2

Regions Financial Corporation and Subsidiaries
Financial Supplement
Second Quarter 2020

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

Financial Highlights

	Quarter Ended
($ amounts in millions, except per share data)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Earnings Summary
Interest income - taxable equivalent	$1,076	$1,091	$1,111	$1,163	$1,191
Interest expense - taxable equivalent	91	151	180	213	235
Net interest income - taxable equivalent	985	940	931	950	956
Less: Taxable-equivalent adjustment	13	12	13	13	14
Net interest income	972	928	918	937	942
Provision for credit losses (1)	882	373	96	108	92
Net interest income after provision for credit losses (1)	90	555	822	829	850
Non-interest income	573	485	562	558	494
Non-interest expense	924	836	897	871	861
Income (loss) before income taxes	(261)	204	487	516	483
Income tax expense (benefit)	(47)	42	98	107	93
Net income (loss)	$(214)	$162	$389	$409	$390
Net income (loss) available to common shareholders	$(237)	$139	$366	$385	$374

Earnings (loss) per common share - basic	(0.25)	0.15	0.38	0.39	0.37
Earnings (loss) per common share - diluted	(0.25)	0.14	0.38	0.39	0.37

Balance Sheet Summary
At quarter-end
Loans, net of unearned income	$90,548	$88,098	$82,963	$82,786	$83,553
Allowance for loan losses	(2,276)	(1,560)	(869)	(869)	(853)
Allowance for credit losses	(2,425)	(1,665)	(914)	(917)	(903)
Assets	144,070	133,542	126,240	128,147	127,518
Deposits	116,779	100,030	97,475	94,305	94,971
Long-term borrowings - Federal Home Loan Bank advances	401	4,651	2,501	3,001	3,102
Long-term borrowings - Other	6,007	5,454	5,378	6,127	6,111
Shareholders' equity	17,602	17,332	16,295	16,581	16,608
Average balances
Loans, net of unearned income	$91,964	$83,249	$82,392	$82,986	$83,905
Assets	139,820	124,771	124,138	124,663	126,115
Deposits	110,921	95,672	94,512	94,056	94,918
Long-term borrowings - Federal Home Loan Bank advances	1,266	3,003	2,659	3,222	4,787
Long-term borrowings - Other	6,301	5,399	5,942	6,118	6,068
Shareholders' equity	17,384	16,460	16,564	16,621	15,927
_______
(1) Upon adoption of the Current Expected Credit Losses (CECL) accounting guidance on January 1, 2020, the provision for credit losses is the sum of the provision for loan losses and the provision for unfunded credit commitments. Prior to the adoption of CECL, the provision for unfunded commitments was included in other non-interest expense.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

Selected Ratios and Other Information

	As of and for Quarter Ended
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Return on average assets* (1)	(0.61)%	0.52%	1.24%	1.30%	1.24%
Return on average common shareholders' equity*	(5.96)%	3.69%	9.51%	9.98%	10.16%
Return on average tangible common shareholders’ equity (non-GAAP)* (2)	(8.90)%	5.43%	13.95%	14.62%	15.11%
Efficiency ratio	59.4%	58.6%	60.1%	57.7%	59.4%
Adjusted efficiency ratio (non-GAAP) (2)	57.7%	57.9%	58.1%	57.4%	58.3%
Common book value per share	$16.61	$16.73	$15.65	$15.83	$15.24
Tangible common book value per share (non-GAAP) (2)	$11.16	$11.67	$10.58	$10.79	$10.42
Tangible common shareholders’ equity to tangible assets (non-GAAP) (2)	7.72%	8.68%	8.34%	8.44%	8.53%
Basel III common equity (3)	$9,716	$10,294	$10,228	$10,121	$10,484
Total risk-weighted assets (3)	$109,439	$108,985	$105,705	$105,652	$106,185
Basel III common equity Tier 1 ratio (3)	8.9%	9.4%	9.7%	9.6%	9.9%
Tier 1 capital ratio (3)	10.4%	10.6%	10.9%	10.8%	11.1%
Total risk-based capital ratio (3)	12.6%	12.5%	12.7%	12.6%	12.9%
Leverage ratio (3)	8.4%	9.6%	9.6%	9.5%	9.7%
Effective tax rate	18.3%	20.6%	20.3%	20.6%	19.4%
Allowance for loan losses as a percentage of loans, net of unearned income	2.51%	1.77%	1.05%	1.05%	1.02%
Allowance for loan losses to non-performing loans, excluding loans held for sale	370%	244%	171%	188%	160%
Allowance for credit losses as a percentage of loans, net of unearned income	2.68%	1.89%	1.10%	1.11%	1.08%
Allowance for credit losses as a percentage of adjusted loans, net of unearned income	2.82%	1.89%	1.10%	1.11%	1.08%
Allowance for credit losses to non-performing loans, excluding loans held for sale	395%	261%	180%	198%	169%
Net interest margin (FTE)*	3.19%	3.44%	3.39%	3.44%	3.45%
Loans, net of unearned income, to total deposits	77.5%	88.1%	85.1%	87.8%	88.0%
Net charge-offs as a percentage of average loans*	0.80%	0.59%	0.46%	0.44%	0.44%
Non-accrual loans, excluding loans held for sale, as a percentage of loans	0.68%	0.72%	0.61%	0.56%	0.64%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans, foreclosed properties, non-marketable investments and non-performing loans held for sale	0.74%	0.79%	0.70%	0.65%	0.72%
Non-performing assets (including loans 90 days past due) as a percentage of loans, foreclosed properties, non-marketable investments and non-performing loans held for sale (4)	0.93%	0.96%	0.89%	0.82%	0.89%
Associate headcount—full-time equivalent (5)	20,073	19,743	19,564	19,549	19,765
ATMs	2,038	2,042	2,028	1,993	2,021
Branch Statistics
Full service	1,340	1,374	1,374	1,370	1,402
Drive-through/transaction service only	51	53	54	55	58
Total branch outlets	1,391	1,427	1,428	1,425	1,460

*Annualized

(1)	Calculated by dividing income (loss) by consolidated average assets.

(2)	See reconciliation of GAAP to non-GAAP Financial Measures on pages 7, 11, 12, 13, 20, 21, and 24.

(3)	Current quarter Basel III common equity as well as Total risk-weighted assets, Basel III common equity Tier 1, Tier 1 capital, Total risk-based capital and Leverage ratios are estimated.

(4)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 16 for amounts related to these loans.

(5)	Associate headcount for the second quarter of 2020 includes 463 associates from the Ascentium acquisition.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

Consolidated Statements of Operations (unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Interest income on:
Loans, including fees	$898	$903	$923	$970	$992
Debt securities	148	158	155	160	163
Loans held for sale	6	5	5	5	4
Other earning assets	11	13	15	15	18
Total interest income	1,063	1,079	1,098	1,150	1,177
Interest expense on:
Deposits	40	84	98	116	125
Short-term borrowings	2	8	12	14	14
Long-term borrowings	49	59	70	83	96
Total interest expense	91	151	180	213	235
Net interest income	972	928	918	937	942
Provision for credit losses (1)	882	373	96	108	92
Net interest income after provision for credit losses (1)	90	555	822	829	850
Non-interest income:
Service charges on deposit accounts	131	178	187	186	181
Card and ATM fees	101	105	112	114	120
Wealth management income	79	84	84	83	79
Capital markets income	95	9	61	36	39
Mortgage income	82	68	49	56	31
Securities gains (losses), net	1	—	(2)	—	(19)
Other	84	41	71	83	63
Total non-interest income	573	485	562	558	494
Non-interest expense:
Salaries and employee benefits	527	467	488	481	469
Net occupancy expense	76	79	79	80	80
Furniture and equipment expense	86	83	82	83	84
Other	235	207	248	227	228
Total non-interest expense	924	836	897	871	861
Income (loss) before income taxes	(261)	204	487	516	483
Income tax expense (benefit)	(47)	42	98	107	93
Net income (loss)	$(214)	$162	$389	$409	$390
Net income (loss) available to common shareholders	$(237)	$139	$366	$385	$374
Weighted-average shares outstanding—during quarter:
Basic	960	957	963	988	1,010
Diluted	960	961	968	991	1,012
Actual shares outstanding—end of quarter	960	957	957	964	1,004
Earnings (loss) per common share: (2)
Basic	$(0.25)	$0.15	$0.38	$0.39	$0.37
Diluted	$(0.25)	$0.14	$0.38	$0.39	$0.37
Taxable-equivalent net interest income	$985	$940	$931	$950	$956
________
(1) Upon adoption of CECL on January 1, 2020, the provision for credit losses is the sum of the provision for loan losses and the provision for unfunded credit commitments. Prior to the adoption of CECL, the provision for unfunded commitments was included in other non-interest expense.
(2) Quarterly amounts may not add to year-to-date amounts due to rounding.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

Consolidated Statements of Operations (continued) (unaudited)

	Six Months Ended June 30
($ amounts in millions, except per share data)	2020	2019
Interest income on:
Loans, including fees	$1,801	$1,973
Debt securities	306	328
Loans held for sale	11	7
Other earning assets	24	40
Total interest income	2,142	2,348
Interest expense on:
Deposits	124	233
Short-term borrowings	10	27
Long-term borrowings	108	198
Total interest expense	242	458
Net interest income	1,900	1,890
Provision for credit losses (1)	1,255	183
Net interest income after provision for credit losses (1)	645	1,707
Non-interest income:
Service charges on deposit accounts	309	356
Card and ATM fees	206	229
Wealth management income	163	155
Capital markets income	104	81
Mortgage income	150	58
Securities gains (losses), net	1	(26)
Other	125	143
Total non-interest income	1,058	996
Non-interest expense:
Salaries and employee benefits	994	947
Net occupancy expense	155	162
Furniture and equipment expense	169	160
Other	442	452
Total non-interest expense	1,760	1,721
Income (loss) before income taxes	(57)	982
Income tax expense (benefit)	(5)	198
Net income (loss)	$(52)	$784
Net income (loss) available to common shareholders	$(98)	$752
Weighted-average shares outstanding—during year:
Basic	958	1,015
Diluted	958	1,020
Actual shares outstanding—end of period	960	1,004
Earnings (loss) per common share:
Basic	$(0.10)	$0.74
Diluted	$(0.10)	$0.74
Taxable-equivalent net interest income	$1,925	$1,917

(1) Upon adoption of CECL on January 1, 2020, the provision for credit losses is the sum of the provision for loan losses and the provision for unfunded credit commitments. Prior to the adoption of CECL, the provision for unfunded commitments was included in other non-interest expense.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis

	Quarter Ended
	6/30/2020			3/31/2020
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Debt securities (1)	$23,828	$148	2.49%	$23,766	$158	2.66%
Loans held for sale	807	6	3.06	514	5	3.72
Loans, net of unearned income:
Commercial and industrial	49,296	461	3.74	40,519	405	4.00
Commercial real estate mortgage—owner-occupied	5,492	61	4.41	5,509	63	4.51
Commercial real estate construction—owner-occupied	312	3	4.20	323	4	4.62
Commercial investor real estate mortgage	5,150	33	2.53	4,975	46	3.69
Commercial investor real estate construction	1,869	15	3.30	1,673	19	4.40
Residential first mortgage	14,884	130	3.50	14,469	140	3.86
Home equity	8,042	73	3.65	8,275	89	4.31
Indirect—vehicles	1,441	11	3.24	1,679	14	3.26
Indirect—other consumer	3,111	65	8.36	3,263	71	8.74
Consumer credit card	1,230	36	11.65	1,348	41	12.26
Other consumer	1,137	23	7.54	1,216	23	7.95
Total loans, net of unearned income	91,964	911	3.96	83,249	915	4.40
Other earning assets	7,541	11	0.53	2,302	13	2.37
Total earning assets	124,140	1,076	3.46	109,831	1,091	3.97
Unrealized gains/(losses) on debt securities available for sale, net (1)	1,031			510
Allowance for loan losses	(1,860)			(1,315)
Cash and due from banks	2,070			1,915
Other non-earning assets	14,439			13,830
	$139,820			$124,771
Liabilities and Shareholders’ Equity
Interest-bearing liabilities:
Savings	$10,152	3	0.13	$8,822	4	0.17
Interest-bearing checking	21,755	6	0.11	19,273	22	0.47
Money market	27,870	10	0.13	25,151	28	0.46
Time deposits	6,690	21	1.26	7,302	26	1.44
Other deposits	72	—	1.64	919	4	1.57
Total interest-bearing deposits (2)	66,539	40	0.24	61,467	84	0.55
Federal funds purchased and securities sold under agreements to repurchase	—	—	—	151	1	1.39
Other short-term borrowings	1,558	2	0.53	1,644	7	1.69
Long-term borrowings	7,567	49	2.56	8,402	59	2.81
Total interest-bearing liabilities	75,664	91	0.48	71,664	151	0.85
Non-interest-bearing deposits (2)	44,382	—	—	34,205	—	—
Total funding sources	120,046	91	0.30	105,869	151	0.57
Net interest spread (1)			2.98			3.12
Other liabilities	2,390			2,442
Shareholders’ equity	17,384			16,460
	$139,820			$124,771
Net interest income /margin FTE basis (1)		$985	3.19%		$940	3.44%
_______
(1) Debt securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.

(2)
Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 0.14% and 0.35% for the quarters ended June 30, 2020 and March 31, 2020.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis (continued)

	Quarter Ended
	12/31/2019			9/30/2019			6/30/2019
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Debt securities (1)	$23,830	$155	2.61%	$23,909	$160	2.67%	$24,675	$163	2.65%
Loans held for sale	540	5	3.58	557	5	3.73	398	4	4.14
Loans, net of unearned income:
Commercial and industrial	39,743	416	4.14	40,200	441	4.34	40,707	457	4.49
Commercial real estate mortgage—owner-occupied	5,489	63	4.47	5,481	66	4.74	5,448	64	4.65
Commercial real estate construction—owner-occupied	357	4	4.59	390	5	4.63	447	5	4.81
Commercial investor real estate mortgage	4,841	49	3.97	4,859	54	4.35	4,699	54	4.53
Commercial investor real estate construction	1,544	19	4.80	1,529	21	5.25	1,797	25	5.44
Residential first mortgage	14,416	141	3.92	14,298	142	3.99	14,150	142	4.01
Home equity	8,478	95	4.46	8,683	104	4.79	8,910	109	4.89
Indirect—vehicles	1,948	16	3.29	2,247	19	3.30	2,578	23	3.58
Indirect—other consumer	3,005	67	8.93	2,750	63	9.16	2,662	60	9.04
Consumer credit card	1,337	42	12.35	1,310	43	13.11	1,286	42	13.09
Other consumer	1,234	24	7.96	1,239	25	8.02	1,221	25	8.02
Total loans, net of unearned income	82,392	936	4.51	82,986	983	4.70	83,905	1,006	4.79
Other earning assets	2,210	15	2.63	2,087	15	2.82	2,299	18	3.07
Total earning assets	108,972	1,111	4.05	109,539	1,163	4.21	111,277	1,191	4.27
Unrealized losses on debt securities available for sale, net (1)	296			251			(136)
Allowance for loan losses	(872)			(857)			(857)
Cash and due from banks	1,939			1,891			1,857
Other non-earning assets	13,803			13,839			13,974
	$124,138			$124,663			$126,115
Liabilities and Shareholders’ Equity
Interest-bearing liabilities:
Savings	$8,616	3	0.14	$8,607	4	0.16	$8,806	3	0.16
Interest-bearing checking	18,668	26	0.57	18,257	33	0.71	18,869	33	0.71
Money market	25,289	36	0.56	24,904	42	0.68	24,350	49	0.79
Time deposits	7,543	32	1.60	7,712	31	1.67	7,800	33	1.69
Other deposits	298	1	1.69	977	6	2.25	1,210	7	2.36
Total interest-bearing deposits (2)	60,414	98	0.64	60,457	116	0.77	61,035	125	0.82
Federal funds purchased and securities sold under agreements to repurchase	110	1	1.58	208	1	2.28	244	1	2.41
Other short-term borrowings	2,164	11	2.08	2,187	13	2.31	1,965	13	2.54
Long-term borrowings	8,601	70	3.23	9,340	83	3.47	10,855	96	3.52
Total interest-bearing liabilities	71,289	180	1.00	72,192	213	1.17	74,099	235	1.27
Non-interest-bearing deposits (2)	34,098	—	—	33,599	—	—	33,883	—	—
Total funding sources	105,387	180	0.67	105,791	213	0.80	107,982	235	0.87
Net interest spread (1)			3.05			3.04			3.00
Other liabilities	2,187			2,251			2,195
Shareholders’ equity	16,564			16,621			15,927
Noncontrolling interest	—			—			11
	$124,138			$124,663			$126,115
Net interest income/margin FTE basis (1)		$931	3.39%		$950	3.44%		$956	3.45%
_______
(1) Debt securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(2) Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 0.41% for the quarter ended December 31, 2019, 0.49% for the quarter ended September 30, 2019 and 0.53% for the quarter ended June 30, 2019.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI (non-GAAP)
The Pre-Tax Pre-Provision Income tables below present computations of pre-tax pre-provision income excluding certain adjustments (non-GAAP). Regions believes that the presentation of PPI and the exclusion of certain items from PPI provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of income that excludes certain adjustments does not represent the amount that effectively accrues directly to shareholders.

	Quarter Ended
($ amounts in millions)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	2Q20 vs. 1Q20		2Q20 vs. 2Q19
Net income (loss) available to common shareholders (GAAP)	$(237)	$139	$366	$385	$374	$(376)	(270.5)%	$(611)	(163.4)%
Preferred dividends (GAAP)	23	23	23	24	16	—	—%	7	43.8%
Income tax expense (benefit) (GAAP)	(47)	42	98	107	93	(89)	(211.9)%	(140)	(150.5)%
Income (loss) before income taxes (GAAP)	(261)	204	487	516	483	(465)	(227.9)%	(744)	(154.0)%
Provision for credit losses (GAAP) (1)	882	373	96	108	92	509	136.5%	790	NM
Pre-tax pre-provision income (non-GAAP)	621	577	583	624	575	44	7.6%	46	8.0%
Other adjustments:
Securities (gains) losses, net	(1)	—	2	—	19	(1)	NM	(20)	(105.3)%
Leveraged lease termination gains	—	(2)	—	(1)	—	2	100.0%	—	NM
Salaries and employee benefits—severance charges	2	1	—	1	2	1	100.0%	—	—%
Branch consolidation, property and equipment charges	10	11	12	5	2	(1)	(9.1)%	8	400.0%
Loss on early extinguishment of debt	6	—	16	—	—	6	NM	6	NM
Professional, legal and regulatory expenses	7	—	—	—	—	7	NM	7	NM
Acquisition expenses	1	—	—	—	—	1	NM	1	NM
Total other adjustments	25	10	30	5	23	15	150.0%	2	8.7%
Adjusted pre-tax pre-provision income (non-GAAP)	$646	$587	$613	$629	$598	$59	10.1%	$48	8.0%

______
NM - Not Meaningful
(1) Upon adoption of CECL on January 1, 2020, the provision for credit losses is the sum of the provision for loan losses and the provision for unfunded credit commitments. Prior to the adoption, the provision for unfunded commitments was included in other non-interest expense.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

Non-Interest Income

	Quarter Ended
($ amounts in millions)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	2Q20 vs. 1Q20		2Q20 vs. 2Q19
Service charges on deposit accounts	$131	$178	$187	$186	$181	$(47)	(26.4)%	$(50)	(27.6)%
Card and ATM fees	101	105	112	114	120	(4)	(3.8)%	(19)	(15.8)%
Wealth management income	79	84	84	83	79	(5)	(6.0)%	—	—%
Capital markets income (1)	95	9	61	36	39	86	NM	56	143.6%
Mortgage income	82	68	49	56	31	14	20.6%	51	164.5%
Commercial credit fee income	17	18	18	19	18	(1)	(5.6)%	(1)	(5.6)%
Bank-owned life insurance	18	17	18	18	19	1	5.9%	(1)	(5.3)%
Securities gains (losses), net	1	—	(2)	—	(19)	1	NM	20	105.3%
Market value adjustments on employee benefit assets (2)	16	(25)	7	7	(2)	41	164.0%	18	NM
Other	33	31	28	39	28	2	6.5%	5	17.9%
Total non-interest income	$573	$485	$562	$558	$494	$88	18.1%	$79	16.0%
Mortgage Income

	Quarter Ended
($ amounts in millions)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	2Q20 vs. 1Q20		2Q20 vs. 2Q19
Production and sales	$75	$48	$30	$31	$26	$27	56.3%	$49	188.5%
Loan servicing	23	25	25	25	26	(2)	(8.0)%	(3)	(11.5)%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	(11)	(83)	40	(31)	(43)	72	86.7%	32	74.4%
MSRs hedge gain (loss)	13	97	(33)	46	36	(84)	(86.6)%	(23)	(63.9)%
MSRs change due to payment decay (3)	(18)	(19)	(13)	(15)	(14)	1	(5.3)%	(4)	28.6%
MSR and related hedge impact (3)	(16)	(5)	(6)	—	(21)	(11)	220.0%	5	23.8%
Total mortgage income	$82	$68	$49	$56	$31	$14	20.6%	$51	164.5%

Mortgage production - purchased	$1,390	$894	$1,014	$1,139	$1,149	$496	55.5%	$241	21.0%
Mortgage production - refinanced	2,563	576	639	578	312	1,987	345.0%	2,251	NM
Total mortgage production (4)	$3,953	$1,470	$1,653	$1,717	$1,461	$2,483	168.9%	$2,492	170.6%

Wealth Management Income

	Quarter Ended
($ amounts in millions)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	2Q20 vs. 1Q20		2Q20 vs. 2Q19
Investment management and trust fee income	$62	$62	$64	$63	$59	$—	—%	$3	5.1%
Investment services fee income	17	22	20	20	20	(5)	(22.7)%	(3)	(15.0)%
Total wealth management income (5)	$79	$84	$84	$83	$79	$(5)	(6.0)%	$—	—%
Capital Markets Income

	Quarter Ended
($ amounts in millions)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	2Q20 vs. 1Q20		2Q20 vs. 2Q19
Capital markets income	$95	$9	$61	$36	$39	$86	NM	$56	143.6%
Less: Valuation adjustments on customer derivatives (6)	34	(34)	5	(6)	(7)	68	200.0%	41	NM
Capital markets income excluding valuation adjustments	$61	$43	$56	$42	$46	$18	41.9%	$15	32.6%
_________
NM - Not Meaningful

(1)
Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.

(2)	These market value adjustments relate to assets held for employee benefits that are offset within salaries and employee benefits expense.

(3)
In the first quarter of 2020, Regions revised its MSR decay methodology from a passage of time approach to a discounted net cash flow approach. The change in methodology results in shifts between decay and hedge impacts, but does not impact the overall valuation.

(4)	Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.

(5)
Total wealth management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the wealth management segment.

(6)
For the purposes of determining the fair value of customer derivatives, the Company considers the risk of nonperformance by counterparties, as well as the Company's own risk of nonperformance. The valuation adjustments above are reflective of the values associated with these considerations.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

Non-Interest Income

	Six Months Ended		Year-to-Date 6/30/2020 vs. 6/30/2019
($ amounts in millions)	6/30/2020	6/30/2019	Amount	Percent
Service charges on deposit accounts	$309	$356	$(47)	(13.2)%
Card and ATM fees	206	229	(23)	(10.0)%
Wealth management income	163	155	8	5.2%
Capital markets income (1)	104	81	23	28.4%
Mortgage income	150	58	92	158.6%
Commercial credit fee income	35	36	(1)	(2.8)%
Bank-owned life insurance	35	42	(7)	(16.7)%
Securities gains (losses), net	1	(26)	27	103.8%
Market value adjustments on employee benefit assets - defined benefit (2)	—	5	(5)	(100.0)%
Market value adjustments on employee benefit assets - other (3)	(9)	(3)	(6)	(200.0)%
Other	64	63	1	1.6%
Total non-interest income	$1,058	$996	$62	6.2%

Mortgage Income

	Six Months Ended		Year-to-Date 6/30/2020 vs. 6/30/2019
($ amounts in millions)	6/30/2020	6/30/2019	Amount	Percent
Production and sales	$123	$45	$78	173.3%
Loan servicing	48	52	(4)	(7.7)%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	(94)	(71)	(23)	(32.4)%
MSRs hedge gain (loss)	110	57	53	93.0%
MSRs change due to payment decay (4)	(37)	(25)	(12)	(48.0)%
MSR and related hedge impact (4)	(21)	(39)	18	46.2%
Total mortgage income	$150	$58	$92	158.6%

Mortgage production - purchased	$2,284	$1,861	$423	22.7%
Mortgage production - refinanced	3,139	521	2,618	NM
Total mortgage production (5)	$5,423	$2,382	$3,041	127.7%

Wealth Management Income

	Six Months Ended		Year-to-Date 6/30/2020 vs. 6/30/2019
($ amounts in millions)	6/30/2020	6/30/2019	Amount	Percent
Investment management and trust fee income	$124	$116	$8	6.9%
Investment services fee income	39	39	—	—%
Total wealth management income (6)	$163	$155	$8	5.2%

Capital Markets Income

	Six Months Ended		Year-to-Date 6/30/2020 vs. 6/30/2019
($ amounts in millions)	6/30/2020	6/30/2019	Amount	Percent
Capital markets income	$104	$81	$23	28.4%
Less: Valuation adjustments on customer derivatives (7)	—	(9)	9	100.0%
Capital markets income excluding valuation adjustments	$104	$90	$14	15.6%
_________
NM - Not Meaningful

(1)
Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.

(2)
During the second quarter of 2019, the Company reallocated these employee benefit assets from primarily equity securities to fixed income investments. Market valuation adjustments for fixed income investments are recorded in other comprehensive income, and as such these adjustments have not impacted non-interest income since the first quarter of 2019.

(3)	These market value adjustments relate to assets held for employee benefits that are offset within salaries and employee benefits expense.

(4)
In the first quarter of 2020, Regions revised its MSR decay methodology from a passage of time approach to a discounted net cash flow approach. The change in methodology results in shifts between decay and hedge impacts, but does not impact the overall valuation.

(5)	Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.

(6)
Total wealth management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the wealth management segment.

(7)
For the purposes of determining the fair value of customer derivatives, the Company considers the risk of nonperformance by counterparties, as well as the Company's own risk of nonperformance. The valuation adjustments above are reflective of the values associated with these considerations.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

Non-Interest Expense

	Quarter Ended
($ amounts in millions)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	2Q20 vs. 1Q20		2Q20 vs. 2Q19
Salaries and employee benefits	$527	$467	$488	$481	$469	$60	12.8%	$58	12.4%
Net occupancy expense	76	79	79	80	80	(3)	(3.8)%	(4)	(5.0)%
Furniture and equipment expense	86	83	82	83	84	3	3.6%	2	2.4%
Outside services	44	45	44	48	52	(1)	(2.2)%	(8)	(15.4)%
Professional, legal and regulatory expenses	28	18	28	21	26	10	55.6%	2	7.7%
Marketing	22	24	28	23	23	(2)	(8.3)%	(1)	(4.3)%
FDIC insurance assessments	15	11	11	12	12	4	36.4%	3	25.0%
Credit/checkcard expenses	12	13	15	19	18	(1)	(7.7)%	(6)	(33.3)%
Branch consolidation, property and equipment charges	10	11	12	5	2	(1)	(9.1)%	8	400.0%
Visa class B shares expense	9	4	2	5	3	5	125.0%	6	200.0%
Provision (credit) for unfunded credit losses (1)	—	—	(3)	(2)	—	—	—%	—	NM
Loss on early extinguishment of debt	6	—	16	—	—	6	NM	6	NM
Other	89	81	95	96	92	8	9.9%	(3)	(3.3)%
Total non-interest expense	$924	$836	$897	$871	$861	$88	10.5%	$63	7.3%

	Six Months Ended		Year-to-Date 6/30/2020 vs. 6/30/2019
($ amounts in millions)	6/30/2020	6/30/2019	Amount	Percent
Salaries and employee benefits	$994	$947	$47	5.0%
Net occupancy expense	155	162	(7)	(4.3)%
Furniture and equipment expense	169	160	9	5.6%
Outside services	89	97	(8)	(8.2)%
Professional, legal and regulatory expenses	46	46	—	—%
Marketing	46	46	—	—%
FDIC insurance assessments	26	25	1	4.0%
Credit/checkcard expenses	25	34	(9)	(26.5)%
Branch consolidation, property and equipment charges	21	8	13	162.5%
Visa class B shares expense	13	7	6	85.7%
Provision (credit) for unfunded credit losses (1)	—	(1)	1	100.0%
Loss on early extinguishment of debt	6	—	6	NM
Other	170	190	(20)	(10.5)%
Total non-interest expense	$1,760	$1,721	$39	2.3%
_________
NM - Not Meaningful
(1) Upon adoption of CECL on January 1, 2020, the provision for credit losses presented within net interest income after provision for credit losses is the sum of the provision for loan losses and the provision for unfunded credit commitments. Prior to the adoption of CECL, the provision for unfunded commitments was included in other non-interest expense.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

Reconciliation to GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, and Adjusted Operating Leverage Ratios
The table below and on the following page present computations of the efficiency ratio, which is a measure of productivity, generally calculated as non-interest expense divided by total revenue; and the fee income ratio, generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Net interest income and non-interest income are added together to arrive at total revenue. Adjustments are made to arrive at adjusted total revenue (non-GAAP). Net interest income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis. Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the fee income and efficiency ratios. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. The table on the following page also presents a computation of the operating leverage ratio (non-GAAP) which is the period to period percentage change in adjusted total revenue on a taxable-equivalent basis (non-GAAP) less the percentage change in adjusted non-interest expense (non-GAAP). Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

		Quarter Ended
($ amounts in millions)		6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	2Q20 vs. 1Q20		2Q20 vs. 2Q19
Non-interest expense (GAAP)	A	$924	$836	$897	$871	$861	$88	10.5%	$63	7.3%
Adjustments:
Branch consolidation, property and equipment charges		(10)	(11)	(12)	(5)	(2)	1	9.1%	(8)	(400.0)%
Salary and employee benefits—severance charges		(2)	(1)	—	(1)	(2)	(1)	(100.0)%	—	—%
Loss on early extinguishment of debt		(6)	—	(16)	—	—	(6)	NM	(6)	NM
Professional, legal and regulatory expenses		(7)	—	—	—	—	(7)	NM	(7)	NM
Acquisition expenses		(1)	—	—	—	—	(1)	NM	(1)	NM
Adjusted non-interest expense (non-GAAP)	B	$898	$824	$869	$865	$857	$74	9.0%	$41	4.8%
Net interest income (GAAP)	C	$972	$928	$918	$937	$942	$44	4.7%	$30	3.2%
Taxable-equivalent adjustment		13	12	13	13	14	1	8.3%	(1)	(7.1)%
Net interest income, taxable-equivalent basis	D	$985	$940	$931	$950	$956	$45	4.8%	$29	3.0%
Non-interest income (GAAP)	E	573	485	562	558	494	88	18.1	79	16.0
Adjustments:
Securities (gains) losses, net		(1)	—	2	—	19	(1)	NM	(20)	(105.3)%
Leveraged lease termination gains		—	(2)	—	(1)	—	2	100.0%	—	NM
Adjusted non-interest income (non-GAAP)	F	$572	$483	$564	$557	$513	$89	18.4%	$59	11.5%
Total revenue	C+E=G	$1,545	$1,413	$1,480	$1,495	$1,436	$132	9.3%	$109	7.6%
Adjusted total revenue (non-GAAP)	C+F=H	$1,544	$1,411	$1,482	$1,494	$1,455	$133	9.4%	$89	6.1%
Total revenue, taxable-equivalent basis	D+E=I	$1,558	$1,425	$1,493	$1,508	$1,450	$133	9.3%	$108	7.4%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	D+F=J	$1,557	$1,423	$1,495	$1,507	$1,469	$134	9.4%	$88	6.0%
Operating leverage ratio (GAAP)	I-A									0.1%
Adjusted operating leverage ratio (non-GAAP)	J-B									1.2%
Efficiency ratio (GAAP)	A/I	59.4%	58.6%	60.1%	57.7%	59.4%
Adjusted efficiency ratio (non-GAAP)	B/J	57.7%	57.9%	58.1%	57.4%	58.3%
Fee income ratio (GAAP)	E/I	36.8%	34.0%	37.6%	37.0%	34.1%
Adjusted fee income ratio (non-GAAP)	F/J	36.8%	34.0%	37.7%	37.0%	35.0%
________
NM - Not Meaningful

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

Reconciliation to GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, and Adjusted Operating Leverage Ratios (continued)

		Six Months Ended June 30
($ amounts in millions)		2020	2019	2020 vs. 2019
Non-interest expense (GAAP)	K	$1,760	$1,721	$39	2.3%
Adjustments:
Branch consolidation, property and equipment charges		(21)	(8)	(13)	(162.5)%
Salary and employee benefits—severance charges		(3)	(4)	1	25.0%
Loss on early extinguishment of debt		(6)	—	(6)	NM
Professional, legal and regulatory expenses		(7)	—	(7)	NM
Acquisition expenses		(1)	—	(1)	NM
Adjusted non-interest expense (non-GAAP)	L	$1,722	$1,709	$13	0.8%
Net interest income (GAAP)	M	$1,900	$1,890	$10	0.5%
Taxable-equivalent adjustment		25	27	(2)	(7.4)%
Net interest income, taxable-equivalent basis	N	$1,925	$1,917	$8	0.4%
Non-interest income (GAAP)	O	$1,058	$996	$62	6.2%
Adjustments:
Securities (gains) losses, net		(1)	26	(27)	(103.8)%
Leveraged lease termination gains		(2)	—	(2)	NM
Gain on sale of affordable housing residential mortgage loans (1)		—	(8)	8	100.0%
Adjusted non-interest income (non-GAAP)	P	$1,055	$1,014	$41	4.0%
Total revenue	M+O=Q	$2,958	$2,886	$72	2.5%
Adjusted total revenue (non-GAAP)	M+P=R	$2,955	$2,904	$51	1.8%
Total revenue, taxable-equivalent basis	N+O=S	$2,983	$2,913	$70	2.4%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	N+P=T	$2,980	$2,931	$49	1.7%
Operating leverage ratio (GAAP)	S-K				0.1%
Adjusted operating leverage ratio (non-GAAP)	T-L				0.9%
Efficiency ratio (GAAP)	K/S	59.0%	59.1%
Adjusted efficiency ratio (non-GAAP)	L/T	57.8%	58.3%
Fee income ratio (GAAP)	O/S	35.5%	34.2%
Adjusted fee income ratio (non-GAAP)	P/T	35.4%	34.6%
______
NM - Not Meaningful
(1) The gain on sale of affordable housing residential mortgage loans in the first quarter of 2019 was the result of the sale of approximately $167 million of loans.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

Reconciliation to GAAP Financial Measure

Return Ratio

The table below provides a calculation of “return on average tangible common shareholders’ equity”. Tangible common shareholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common shareholders’ equity measure. Because tangible common shareholders’ equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations it is currently considered to be a non-GAAP financial measure and other entities may calculate it differently than Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common shareholders’ equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis.

		Quarter Ended
($ amounts in millions)		6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
RETURN ON AVERAGE TANGIBLE COMMON SHAREHOLDERS' EQUITY
Net income (loss) available to common shareholders (GAAP)	A	$(237)	$139	$366	$385	$374
Average shareholders' equity (GAAP)		$17,384	$16,460	$16,564	$16,621	$15,927
Less:
Average intangible assets (GAAP)		5,373	4,947	4,953	4,949	4,933
Average deferred tax liability related to intangibles (GAAP)		(94)	(92)	(93)	(93)	(94)
Average preferred stock (GAAP)		1,409	1,310	1,310	1,310	1,154
Average tangible common shareholders' equity (non-GAAP)	B	$10,696	$10,295	$10,394	$10,455	$9,934
Return on average tangible common shareholders' equity (non-GAAP)*	A/B	(8.90)%	5.43%	13.95%	14.62%	15.11%
___
*Annualized

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

Credit Quality

	As of and for Quarter Ended
($ amounts in millions)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Components:
Beginning allowance for loan losses (ALL)	$1,560	$869	$869	$853	$853
Cumulative change in accounting guidance (1)	—	438	—	—	—
Beginning allowance for loan losses (ALL), as adjusted for change in accounting guidance	1,560	1,307	869	853	853

Loans charged-off:
Commercial and industrial	139	68	33	36	42
Commercial real estate mortgage—owner-occupied	3	3	3	3	2
Commercial real estate construction—owner-occupied	—	—	1	—	—
Total commercial	142	71	37	39	44
Commercial investor real estate mortgage	—	—	1	—	—
Commercial investor real estate construction	—	—	—	—	—
Total investor real estate	—	—	1	—	—
Residential first mortgage	1	1	—	1	2
Home equity—lines of credit	3	4	8	5	3
Home equity—closed-end	—	1	1	1	2
Indirect—vehicles	6	6	6	7	6
Indirect—other consumer	18	23	23	19	18
Consumer credit card	17	16	16	17	17
Other consumer	17	22	22	25	21
Total consumer	62	73	76	75	69
Total	204	144	114	114	113

Recoveries of loans previously charged-off:
Commercial and industrial	9	5	5	7	6
Commercial real estate mortgage—owner-occupied	1	2	—	2	—
Commercial real estate construction—owner-occupied	—	—	—	—	—
Total commercial	10	7	5	9	6
Commercial investor real estate mortgage	—	1	2	—	—
Commercial investor real estate construction	—	—	—	—	1
Total investor real estate	—	1	2	—	1
Residential first mortgage	1	1	—	1	1
Home equity—lines of credit	2	3	3	3	3
Home equity—closed-end	—	1	1	1	1
Indirect—vehicles	3	2	3	2	3
Indirect—other consumer	—	—	—	—	—
Consumer credit card	3	2	2	3	2
Other consumer	3	4	2	3	4
Total consumer	12	13	11	13	14
Total	22	21	18	22	21

Net loans charged-off:
Commercial and industrial	130	63	28	29	36
Commercial real estate mortgage—owner-occupied	2	1	3	1	2
Commercial real estate construction—owner-occupied	—	—	1	—	—
Total commercial	132	64	32	30	38
Commercial investor real estate mortgage	—	(1)	(1)	—	—
Commercial investor real estate construction	—	—	—	—	(1)
Total investor real estate	—	(1)	(1)	—	(1)
Residential first mortgage	—	—	—	—	1
Home equity—lines of credit	1	1	5	2	—
Home equity—closed-end	—	—	—	—	1
Indirect—vehicles	3	4	3	5	3
Indirect—other consumer	18	23	23	19	18
Consumer credit card	14	14	14	14	15
Other consumer	14	18	20	22	17
Total consumer	50	60	65	62	55
Total	$182	$123	$96	$92	$92
Provision for loan losses	$838	$376	$96	$108	$92
Initial allowance on acquired purchased credit deteriorated loans	$60	$—	$—	$—	$—
Ending allowance for loan losses (ALL)	$2,276	$1,560	$869	$869	$853
Beginning reserve for unfunded credit commitments	105	45	48	50	50
Cumulative change in accounting guidance (1)	—	63	—	—	—
Beginning reserve for unfunded credit commitments, as adjusted for change in accounting guidance	105	108	48	50	50
Provision (credit) for unfunded credit losses	44	(3)	(3)	(2)	—
Ending reserve for unfunded commitments	149	105	45	48	50
Allowance for credit losses (ACL) at period end	$2,425	$1,665	$914	$917	$903

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

Credit Quality (continued)

	As of and for Quarter Ended
($ amounts in millions)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Net loan charge-offs as a % of average loans, annualized:
Commercial and industrial	1.06%	0.63%	0.28%	0.29%	0.36%
Commercial real estate mortgage—owner-occupied	0.17%	0.07%	0.19%	0.07%	0.11%
Total commercial	0.96%	0.56%	0.27%	0.26%	0.33%
Commercial investor real estate mortgage	(0.03)%	(0.06)%	(0.03)%	(0.03)%	(0.03)%
Commercial investor real estate construction	—%	(0.01)%	—%	(0.02)%	(0.15)%
Total investor real estate	(0.02)%	(0.05)%	(0.02)%	(0.03)%	(0.06)%
Residential first mortgage	—%	—%	0.01%	0.01%	—%
Home equity—lines of credit	0.06%	0.10%	0.31%	0.13%	0.04%
Home equity—closed-end	—%	(0.02)%	—%	0.05%	0.04%
Indirect—vehicles	0.85%	0.94%	0.76%	0.74%	0.53%
Indirect—other consumer	2.35%	2.83%	3.00%	2.83%	2.66%
Consumer credit card	4.41%	4.16%	4.18%	4.31%	4.62%
Other consumer	5.15%	5.73%	6.56%	6.85%	5.90%
Total consumer	0.68%	0.79%	0.85%	0.81%	0.71%
Total	0.80%	0.59%	0.46%	0.44%	0.44%
Non-accrual loans, excluding loans held for sale	$614	$638	$507	$462	$533
Non-performing loans held for sale	10	3	13	8	11
Non-accrual loans, including loans held for sale	624	641	520	470	544
Foreclosed properties	43	54	53	59	55
Non-marketable investments received in foreclosure	—	—	5	5	5
Non-performing assets (NPAs)	$667	$695	$578	$534	$604
Loans past due > 90 days (2)	$245	$209	$224	$149	$144
Criticized loans- business (3)	$4,225	$2,524	$2,251	$2,319	$2,124
Credit Ratios:
ACL/Loans, net	2.68%	1.89%	1.10%	1.11%	1.08%
ALL/Loans, net	2.51%	1.77%	1.05%	1.05%	1.02%
Allowance for credit losses to non-performing loans, excluding loans held for sale	395%	261%	180%	198%	169%
Allowance for loan losses to non-performing loans, excluding loans held for sale	370%	244%	171%	188%	160%
Non-accrual loans, excluding loans held for sale/Loans, net	0.68%	0.72%	0.61%	0.56%	0.64%
NPAs (ex. 90+ past due)/Loans, foreclosed properties, non-marketable investments and non-performing loans held for sale	0.74%	0.79%	0.70%	0.65%	0.72%
NPAs (inc. 90+ past due)/Loans, foreclosed properties, non-marketable investments and non-performing loans held for sale (2)	0.93%	0.96%	0.89%	0.82%	0.89%

(1)
Regions adopted the CECL accounting guidance on January 1, 2020 and recorded the cumulative effect of the change in accounting guidance as a reduction to retained earnings and an increase to deferred tax assets.

(2)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 16 for amounts related to these loans.

(3)	Business represents the combined total of commercial and investor real estate loans.

ACL/ Adjusted Loans, net (non-GAAP)
Regions believes this ACL ratio provides investors with meaningful additional information about credit loss allowance levels when the SBA's Paycheck Protection Program (PPP) loans, which are fully backed by the U.S. government, are excluded from total loans.

	As of
($ amounts in millions)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Total Loans	$90,548	$88,098	$82,963	$82,786	$83,553
Less: SBA PPP Loans	4,498	—	—	—	—
Adjusted Total Loans (non-GAAP)	$86,050	$88,098	$82,963	$82,786	$83,553
Allowance for credit losses (ACL) at period end	$2,425	$1,665	$914	$917	$903
ACL/Adjusted Loans, net (non-GAAP)	2.82%	1.89%	1.10%	1.11%	1.08%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

Non-Accrual Loans (excludes loans held for sale)

	As of
($ amounts in millions)	6/30/2020		3/31/2020		12/31/2019		9/30/2019		6/30/2019
Commercial and industrial	$445	0.93%	$496	1.09%	$347	0.87%	$292	0.73%	$347	0.86%
Commercial real estate mortgage—owner-occupied	74	1.35%	58	1.05%	73	1.31%	68	1.23%	68	1.26%
Commercial real estate construction—owner-occupied	10	3.09%	11	3.49%	11	3.47%	15	4.10%	15	3.62%
Total commercial	529	0.99%	565	1.10%	431	0.94%	375	0.81%	430	0.93%
Commercial investor real estate mortgage	1	0.02%	1	0.03%	2	0.03%	9	0.19%	8	0.15%
Total investor real estate	1	0.01%	1	0.02%	2	0.03%	9	0.14%	8	0.12%
Residential first mortgage	32	0.21%	27	0.18%	27	0.19%	29	0.20%	34	0.24%
Home equity—lines of credit	46	0.92%	40	0.77%	41	0.78%	43	0.79%	52	0.93%
Home equity—closed-end	6	0.22%	5	0.17%	6	0.19%	6	0.21%	9	0.28%
Total consumer	84	0.28%	72	0.24%	74	0.24%	78	0.26%	95	0.31%
Total non-accrual loans	$614	0.68%	$638	0.72%	$507	0.61%	$462	0.56%	$533	0.64%

Early and Late Stage Delinquencies

Accruing 30-89 Days Past Due Loans	As of
($ amounts in millions)	6/30/2020		3/31/2020		12/31/2019		9/30/2019		6/30/2019
Commercial and industrial	$81	0.17%	$58	0.13%	$51	0.13%	$50	0.12%	$74	0.18%
Commercial real estate mortgage—owner-occupied	11	0.20%	12	0.22%	14	0.26%	31	0.56%	33	0.61%
Commercial real estate construction—owner-occupied	1	0.15%	—	0.01%	2	0.65%	—	—%	2	0.52%
Total commercial	93	0.17%	70	0.14%	67	0.15%	81	0.18%	109	0.24%
Commercial investor real estate mortgage	1	0.02%	2	0.04%	2	0.03%	2	0.03%	1	0.01%
Commercial investor real estate construction	—	0.01%	—	0.01%	—	—%	—	—%	—	—%
Total investor real estate	1	0.02%	2	0.03%	2	0.02%	2	0.02%	1	0.01%
Residential first mortgage—non-guaranteed (1)	105	0.71%	88	0.62%	88	0.63%	91	0.65%	88	0.63%
Home equity—lines of credit	32	0.64%	43	0.83%	42	0.79%	53	0.98%	53	0.95%
Home equity—closed-end	25	0.85%	16	0.53%	18	0.60%	19	0.60%	18	0.56%
Indirect—vehicles	27	2.04%	33	2.15%	41	2.26%	40	1.91%	42	1.74%
Indirect—other consumer	16	0.51%	24	0.75%	25	0.77%	22	0.78%	20	0.72%
Consumer credit card	13	1.09%	18	1.37%	19	1.38%	18	1.37%	17	1.32%
Other consumer	14	1.32%	16	1.34%	18	1.43%	20	1.63%	21	1.71%
Total consumer (1)	232	0.79%	238	0.81%	251	0.83%	263	0.88%	259	0.85%
Total accruing 30-89 days past due loans (1)	$326	0.36%	$310	0.35%	$320	0.39%	$346	0.42%	$369	0.44%

Accruing 90+ Days Past Due Loans	As of
($ amounts in millions)	6/30/2020		3/31/2020		12/31/2019		9/30/2019		6/30/2019
Commercial and industrial	$11	0.02%	$9	0.02%	$11	0.03%	$10	0.02%	$11	0.03%
Commercial real estate mortgage—owner-occupied	3	0.05%	1	0.01%	1	0.01%	2	0.03%	—	—%
Total commercial	14	0.03%	10	0.02%	12	0.03%	12	0.03%	11	0.02%
Residential first mortgage—non-guaranteed (2)	75	0.50%	69	0.49%	70	0.50%	62	0.44%	61	0.44%
Home equity—lines of credit	26	0.53%	26	0.50%	32	0.60%	32	0.58%	31	0.55%
Home equity—closed-end	12	0.42%	11	0.36%	10	0.31%	9	0.30%	9	0.28%
Indirect—vehicles	8	0.55%	6	0.38%	7	0.40%	7	0.34%	6	0.26%
Indirect—other consumer	3	0.10%	4	0.12%	3	0.10%	3	0.12%	2	0.07%
Consumer credit card	17	1.38%	19	1.49%	19	1.38%	19	1.43%	20	1.47%
Other consumer	5	0.49%	5	0.44%	5	0.42%	5	0.38%	4	0.35%
Total consumer (2)	146	0.49%	140	0.47%	146	0.49%	137	0.46%	133	0.44%
Total accruing 90+ days past due loans (2)	$160	0.18%	$150	0.17%	$158	0.19%	$149	0.18%	$144	0.17%

Total delinquencies (1) (2)	$486	0.54%	$460	0.52%	$478	0.58%	$495	0.60%	$513	0.62%

(1)
Excludes loans that are 100% guaranteed by FHA. Total 30-89 days past due guaranteed loans excluded were $56 million at 6/30/2020, $37 million at 3/31/2020, $42 million at 12/31/2019, $37 million at 09/30/2019, and $35 million at 6/30/2019.

(2)
Excludes loans that are 100% guaranteed by FHA and all guaranteed loans sold to GNMA where Regions has the right but not the obligation to repurchase. Total 90 days or more past due guaranteed loans excluded were $55 million at 6/30/2020, $59 million at 3/31/2020, $66 million at 12/31/2019, 09/30/2019, and 6/30/2019.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

Troubled Debt Restructurings

	As of
($ amounts in millions)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Current:
Commercial	$47	$51	$105	$93	$97
Investor real estate	6	14	32	30	15
Residential first mortgage	158	156	152	156	153
Home equity—lines of credit	37	38	40	42	43
Home equity—closed-end	83	92	103	110	117
Consumer credit card	1	1	1	1	1
Other consumer	3	3	4	4	4
Total current	335	355	437	436	430
Accruing 30-89 DPD:
Commercial	2	5	1	6	4
Residential first mortgage	20	25	25	26	26
Home equity—lines of credit	1	2	2	2	1
Home equity—closed-end	7	6	6	7	7
Other consumer	—	1	—	1	1
Total accruing 30-89 DPD	30	39	34	42	39
Total accruing and <90 DPD	365	394	471	478	469
Non-accrual or 90+ DPD:
Commercial	214	159	139	130	182
Investor real estate	—	1	1	5	5
Residential first mortgage	37	37	40	35	33
Home equity—lines of credit	3	2	2	2	4
Home equity—closed-end	7	6	6	7	10
Total non-accrual or 90+DPD	261	205	188	179	234
Total TDRs - Loans	$626	$599	$659	$657	$703
TDRs - Held For Sale	—	—	1	4	7
Total TDRs	$626	$599	$660	$661	$710

Total TDRs - Loans by Portfolio
	As of
($ amounts in millions)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Total commercial TDRs	$263	$215	$245	$229	$283
Total investor real estate TDRs	6	15	33	35	20
Total consumer TDRs	357	369	381	393	400
Total TDRs - Loans	$626	$599	$659	$657	$703

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

Consolidated Balance Sheets (unaudited)

	As of
($ amounts in millions)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Assets:
Cash and due from banks	$1,619	$2,101	$1,598	$1,966	$2,026
Interest-bearing deposits in other banks	11,579	3,154	2,516	3,101	2,462
Debt securities held to maturity	1,255	1,296	1,332	1,375	1,415
Debt securities available for sale	23,898	23,775	22,606	22,986	22,699
Loans held for sale	1,152	566	637	548	508
Loans, net of unearned income	90,548	88,098	82,963	82,786	83,553
Allowance for loan losses	(2,276)	(1,560)	(869)	(869)	(853)
Net loans	88,272	86,538	82,094	81,917	82,700
Other earning assets	1,238	1,722	1,518	1,760	1,646
Premises and equipment, net	1,929	1,935	1,960	1,944	1,950
Interest receivable	343	349	362	377	389
Goodwill	5,193	4,845	4,845	4,845	4,829
Residential mortgage servicing rights at fair value (MSRs)	249	254	345	307	337
Other identifiable intangible assets, net	137	98	105	111	101
Other assets	7,206	6,909	6,322	6,910	6,456
Total assets	$144,070	$133,542	$126,240	$128,147	$127,518
Liabilities and Equity:
Deposits:
Non-interest-bearing	$47,964	$37,133	$34,113	$34,360	$34,678
Interest-bearing	68,815	62,897	63,362	59,945	60,293
Total deposits	116,779	100,030	97,475	94,305	94,971
Borrowed funds:
Short-term borrowings	—	3,150	2,050	5,401	4,250
Long-term borrowings	6,408	10,105	7,879	9,128	9,213
Total borrowed funds	6,408	13,255	9,929	14,529	13,463
Other liabilities	3,255	2,925	2,541	2,732	2,476
Total liabilities	126,442	116,210	109,945	111,566	110,910
Equity:
Preferred stock, non-cumulative perpetual	1,656	1,310	1,310	1,310	1,310
Common stock	10	10	10	10	11
Additional paid-in capital	12,703	12,695	12,685	12,803	13,380
Retained earnings	2,978	3,364	3,751	3,534	3,299
Treasury stock, at cost	(1,371)	(1,371)	(1,371)	(1,371)	(1,371)
Accumulated other comprehensive income (loss), net	1,626	1,324	(90)	295	(21)
Total shareholders’ equity	17,602	17,332	16,295	16,581	16,608
Noncontrolling interest	26	—	—	—	—
Total equity	17,628	17,332	16,295	16,581	16,608
Total liabilities and equity	$144,070	$133,542	$126,240	$128,147	$127,518

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

End of Period Loans

	As of
						6/30/2020		6/30/2020
($ amounts in millions)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	vs. 3/31/2020		vs. 6/30/2019
Commercial and industrial	$47,670	$45,388	$39,971	$40,179	$40,438	$2,282	5.0%	$7,232	17.9%
Commercial real estate mortgage—owner-occupied	5,491	5,550	5,537	5,532	5,455	(59)	(1.1)%	36	0.7%
Commercial real estate construction—owner-occupied	314	309	331	365	415	5	1.6%	(101)	(24.3)%
Total commercial	53,475	51,247	45,839	46,076	46,308	2,228	4.3%	7,167	15.5%
Commercial investor real estate mortgage	5,221	5,079	4,936	4,769	4,795	142	2.8%	426	8.9%
Commercial investor real estate construction	1,908	1,784	1,621	1,475	1,658	124	7.0%	250	15.1%
Total investor real estate	7,129	6,863	6,557	6,244	6,453	266	3.9%	676	10.5%
Total business	60,604	58,110	52,396	52,320	52,761	2,494	4.3%	7,843	14.9%
Residential first mortgage	15,382	14,535	14,485	14,397	14,253	847	5.8%	1,129	7.9%
Home equity—lines of credit (1)	4,953	5,201	5,300	5,430	5,561	(248)	(4.8)%	(608)	(10.9)%
Home equity—closed-end (2)	2,937	3,000	3,084	3,167	3,241	(63)	(2.1)%	(304)	(9.4)%
Indirect—vehicles	1,331	1,557	1,812	2,095	2,415	(226)	(14.5)%	(1,084)	(44.9)%
Indirect—other consumer	3,022	3,202	3,249	2,821	2,796	(180)	(5.6)%	226	8.1%
Consumer credit card	1,213	1,303	1,387	1,322	1,303	(90)	(6.9)%	(90)	(6.9)%
Other consumer	1,106	1,190	1,250	1,234	1,223	(84)	(7.1)%	(117)	(9.6)%
Total consumer	29,944	29,988	30,567	30,466	30,792	(44)	(0.1)%	(848)	(2.8)%
Total Loans	$90,548	$88,098	$82,963	$82,786	$83,553	$2,450	2.8%	$6,995	8.4%
_______

(1)	The balance of Regions' home equity lines of credit consists of $2,662 million of first lien and $2,291 million of second lien at 6/30/2020.

(2)	The balance of Regions' closed-end home equity loans consists of $2,675 million of first lien and $262 million of second lien at 6/30/2020.

	As of
End of Period Loans by Percentage	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Commercial and industrial	52.6%	51.5%	48.2%	48.5%	48.4%
Commercial real estate mortgage—owner-occupied	6.1%	6.3%	6.7%	6.7%	6.5%
Commercial real estate construction—owner-occupied	0.3%	0.4%	0.4%	0.4%	0.5%
Total commercial	59.0%	58.2%	55.3%	55.6%	55.4%
Commercial investor real estate mortgage	5.8%	5.8%	5.9%	5.8%	5.7%
Commercial investor real estate construction	2.1%	2.0%	2.0%	1.8%	2.0%
Total investor real estate	7.9%	7.8%	7.9%	7.6%	7.7%
Total business	66.9%	66.0%	63.2%	63.2%	63.1%
Residential first mortgage	17.0%	16.5%	17.5%	17.4%	17.0%
Home equity—lines of credit	5.5%	5.9%	6.4%	6.6%	6.7%
Home equity—closed-end	3.2%	3.4%	3.7%	3.8%	3.9%
Indirect—vehicles	1.5%	1.8%	2.2%	2.5%	2.9%
Indirect—other consumer	3.3%	3.6%	3.9%	3.4%	3.3%
Consumer credit card	1.3%	1.5%	1.7%	1.6%	1.6%
Other consumer	1.3%	1.3%	1.4%	1.5%	1.5%
Total consumer	33.1%	34.0%	36.8%	36.8%	36.9%
Total Loans	100.0%	100.0%	100.0%	100.0%	100.0%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

Average Balances of Loans

	Average Balances
($ amounts in millions)	2Q20	1Q20	4Q19	3Q19	2Q19	2Q20 vs. 1Q20		2Q20 vs. 2Q19
Commercial and industrial	$49,296	$40,519	$39,743	$40,200	$40,707	$8,777	21.7%	$8,589	21.1%
Commercial real estate mortgage—owner-occupied	5,492	5,509	5,489	5,481	5,448	(17)	(0.3)%	44	0.8%
Commercial real estate construction—owner-occupied	312	323	357	390	447	(11)	(3.4)%	(135)	(30.2)%
Total commercial	55,100	46,351	45,589	46,071	46,602	8,749	18.9%	8,498	18.2%
Commercial investor real estate mortgage	5,150	4,975	4,841	4,859	4,699	175	3.5%	451	9.6%
Commercial investor real estate construction	1,869	1,673	1,544	1,529	1,797	196	11.7%	72	4.0%
Total investor real estate	7,019	6,648	6,385	6,388	6,496	371	5.6%	523	8.1%
Total business	62,119	52,999	51,974	52,459	53,098	9,120	17.2%	9,021	17.0%
Residential first mortgage	14,884	14,469	14,416	14,298	14,150	415	2.9%	734	5.2%
Home equity—lines of credit	5,072	5,237	5,357	5,482	5,637	(165)	(3.2)%	(565)	(10.0)%
Home equity—closed-end	2,970	3,038	3,121	3,201	3,273	(68)	(2.2)%	(303)	(9.3)%
Indirect—vehicles	1,441	1,679	1,948	2,247	2,578	(238)	(14.2)%	(1,137)	(44.1)%
Indirect—other consumer	3,111	3,263	3,005	2,750	2,662	(152)	(4.7)%	449	16.9%
Consumer credit card	1,230	1,348	1,337	1,310	1,286	(118)	(8.8)%	(56)	(4.4)%
Other consumer	1,137	1,216	1,234	1,239	1,221	(79)	(6.5)%	(84)	(6.9)%
Total consumer	29,845	30,250	30,418	30,527	30,807	(405)	(1.3)%	(962)	(3.1)%
Total loans	$91,964	$83,249	$82,392	$82,986	$83,905	$8,715	10.5%	$8,059	9.6%

Adjusted Average Balances of Loans (non-GAAP)
Regions believes adjusting total average loans for the impact of the indirect vehicles exit portfolio, provides a meaningful calculation of loan growth rates and presents them on the same basis as that applied by management.

	Average Balances
($ amounts in millions)	2Q20	1Q20	4Q19	3Q19	2Q19	2Q20 vs. 1Q20		2Q20 vs. 2Q19
Total consumer loans	$29,845	$30,250	$30,418	$30,527	$30,807	$(405)	(1.3)%	$(962)	(3.1)%
Less: Indirect—vehicles	1,441	1,679	1,948	2,247	2,578	(238)	(14.2)%	(1,137)	(44.1)%
Adjusted total consumer loans (non-GAAP)	$28,404	$28,571	$28,470	$28,280	$28,229	$(167)	(0.6)%	$175	0.6%
Total loans	$91,964	$83,249	$82,392	$82,986	$83,905	$8,715	10.5%	$8,059	9.6%
Less: Indirect—vehicles	1,441	1,679	1,948	2,247	2,578	(238)	(14.2)%	(1,137)	(44.1)%
Adjusted total loans (non-GAAP)	$90,523	$81,570	$80,444	$80,739	$81,327	$8,953	11.0%	$9,196	11.3%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

Average Balances of Loans (continued)

	Average Balances
	Six Months Ended June 30
($ amounts in millions)	2020	2019	2020 vs. 2019
Commercial and industrial	$44,907	$40,355	$4,552	11.3%
Commercial real estate mortgage—owner-occupied	5,501	5,504	(3)	(0.1)%
Commercial real estate construction—owner-occupied	318	428	(110)	(25.7)%
Total commercial	50,726	46,287	4,439	9.6%
Commercial investor real estate mortgage	5,063	4,714	349	7.4%
Commercial investor real estate construction	1,770	1,809	(39)	(2.2)%
Total investor real estate	6,833	6,523	310	4.8%
Total business	57,559	52,810	4,749	9.0%
Residential first mortgage	14,677	14,176	501	3.5%
Home equity—lines of credit	5,154	5,714	(560)	(9.8)%
Home equity—closed-end	3,004	3,308	(304)	(9.2)%
Indirect—vehicles	1,561	2,750	(1,189)	(43.2)%
Indirect—other consumer	3,187	2,546	641	25.2%
Consumer credit card	1,289	1,295	(6)	(0.5)%
Other consumer	1,176	1,217	(41)	(3.4)%
Total consumer	30,048	31,006	(958)	(3.1)%
Total Loans	$87,607	$83,816	$3,791	4.5%

Adjusted Average Balances of Loans (non-GAAP)
Regions believes adjusting total average loans for the impact of the indirect vehicles exit portfolio provides a meaningful calculation of loan growth rates and presents them on the same basis as that applied by management.

	Average Balances
	Six Months Ended June 30
($ amounts in millions)	2020	2019	2020 vs. 2019
Total consumer loans	$30,048	$31,006	$(958)	(3.1)%
Less: Indirect—vehicles	1,561	2,750	(1,189)	(43.2)%
Adjusted total consumer loans (non-GAAP)	$28,487	$28,256	$231	0.8%
Total Loans	$87,607	$83,816	$3,791	4.5%
Less: Indirect—vehicles	1,561	2,750	(1,189)	(43.2)%
Adjusted total loans (non-GAAP)	$86,046	$81,066	$4,980	6.1%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

End of Period Deposits

	As of
						6/30/2020		6/30/2020
($ amounts in millions)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	vs. 3/31/2020		vs. 6/30/2019
Interest-free deposits	$47,964	$37,133	$34,113	$34,360	$34,678	$10,831	29.2%	$13,286	38.3%
Interest-bearing checking	22,407	19,992	20,046	18,107	18,625	2,415	12.1%	3,782	20.3%
Savings	10,698	9,199	8,640	8,588	8,659	1,499	16.3%	2,039	23.5%
Money market—domestic	29,263	26,328	25,326	25,329	24,729	2,935	11.1%	4,534	18.3%
Low-cost deposits	110,332	92,652	88,125	86,384	86,691	17,680	19.1%	23,641	27.3%
Time deposits	6,428	7,122	7,442	7,639	7,731	(694)	(9.7)%	(1,303)	(16.9)%
Total Customer Deposits	116,760	99,774	95,567	94,023	94,422	16,986	17.0%	22,338	23.7%
Corporate treasury time deposits	19	256	108	282	549	(237)	(92.6)%	(530)	(96.5)%
Corporate treasury other deposits	$—	—	1,800	—	—	—	NM	—	NM
Total Deposits	$116,779	$100,030	$97,475	$94,305	$94,971	$16,749	16.7%	$21,808	23.0%

	As of
						6/30/2020		6/30/2020
($ amounts in millions)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	vs. 3/31/2020		vs. 6/30/2019
Consumer Bank Segment	$68,616	$61,238	$59,438	$59,422	$59,775	$7,378	12.0%	$8,841	14.8%
Corporate Bank Segment	38,848	29,862	27,626	26,312	26,386	8,986	30.1%	12,462	47.2%
Wealth Management Segment	8,888	8,372	8,162	7,905	7,919	516	6.2%	969	12.2%
Other (1)	427	558	2,249	666	891	(131)	(23.5)%	(464)	(52.1)%
Total Deposits	$116,779	$100,030	$97,475	$94,305	$94,971	$16,749	16.7%	$21,808	23.0%

	As of
						6/30/2020		6/30/2020
($ amounts in millions)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	vs. 3/31/2020		vs. 6/30/2019
Wealth Management - Private Wealth	$7,816	$7,168	$7,180	$6,913	$6,965	$648	9.0%	$851	12.2%
Wealth Management - Institutional Services	1,072	1,204	982	992	954	(132)	(11.0)%	118	12.4%
Total Wealth Management Segment Deposits	$8,888	$8,372	$8,162	$7,905	$7,919	$516	6.2%	$969	12.2%

					As of
End of Period Deposits by Percentage					6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Interest-free deposits					41.1%	37.1%	35.0%	36.4%	36.5%
Interest-bearing checking					19.2%	20.0%	20.6%	19.2%	19.6%
Savings					9.2%	9.2%	8.9%	9.1%	9.1%
Money market—domestic					25.1%	26.3%	26.0%	26.9%	26.0%
Low-cost deposits					94.6%	92.6%	90.5%	91.6%	91.2%
Time deposits					5.5%	7.1%	7.6%	8.1%	8.2%
Total Customer Deposits					100.0%	99.7%	98.1%	99.7%	99.4%
Corporate treasury time deposits					—%	0.3%	0.1%	0.3%	0.6%
Corporate treasury other deposits					—%	—%	1.8%	—%	—%
Total Deposits					100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Other deposits represent non-customer balances primarily consisting of wholesale funding (for example, Eurodollar trade deposits, selected deposits and brokered time deposits).

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

Average Balances of Deposits

	Average Balances
($ amounts in millions)	2Q20	1Q20	4Q19	3Q19	2Q19	2Q20 vs. 1Q20		2Q20 vs. 2Q19
Interest-free deposits	$44,382	$34,205	$34,098	$33,599	$33,883	$10,177	29.8%	$10,499	31.0%
Interest-bearing checking	21,755	19,273	18,668	18,257	18,869	2,482	12.9%	2,886	15.3%
Savings	10,152	8,822	8,616	8,607	8,806	1,330	15.1%	1,346	15.3%
Money market—domestic	27,870	25,151	25,289	24,904	24,350	2,719	10.8%	3,520	14.5%
Low-cost deposits	104,159	87,451	86,671	85,367	85,908	16,708	19.1%	18,251	21.2%
Time deposits	6,690	7,302	7,543	7,712	7,800	(612)	(8.4)%	(1,110)	(14.2)%
Total Customer Deposits	110,849	94,753	94,214	93,079	93,708	16,096	17.0%	17,141	18.3%
Corporate treasury time deposits	72	280	189	436	657	(208)	(74.3)%	(585)	(89.0)%
Corporate treasury other deposits	—	639	109	541	553	(639)	(100.0)%	(553)	(100.0)%
Total Deposits	$110,921	$95,672	$94,512	$94,056	$94,918	$15,249	15.9%	16,003	16.9%

	Average Balances
($ amounts in millions)	2Q20	1Q20	4Q19	3Q19	2Q19	2Q20 vs. 1Q20		2Q20 vs. 2Q19
Consumer Bank Segment	$65,722	$59,711	$59,359	$59,217	$59,277	$6,011	10.1%	$6,445	10.9%
Corporate Bank Segment	36,409	26,618	26,627	25,690	26,154	9,791	36.8%	10,255	39.2%
Wealth Management Segment	8,382	8,073	7,891	7,843	7,924	309	3.8%	458	5.8%
Other (1)	408	1,270	635	1,306	1,563	(862)	(67.9)%	(1,155)	(73.9)%
Total Deposits	$110,921	$95,672	$94,512	$94,056	$94,918	$15,249	15.9%	$16,003	16.9%

	Average Balances
($ amounts in millions)	2Q20	1Q20	4Q19	3Q19	2Q19	2Q20 vs. 1Q20		2Q20 vs. 2Q19
Wealth Management - Private Wealth	$7,395	$7,062	$7,040	$6,984	$7,033	$333	4.7%	$362	5.1%
Wealth Management - Institutional Services	987	1,011	851	859	891	(24)	(2.4)%	96	10.8%
Total Wealth Management Segment Deposits	$8,382	$8,073	$7,891	$7,843	$7,924	$309	3.8%	$458	5.8%

	Average Balances
	Six Months Ended June 30
($ amounts in millions)	2020	2019	2020 vs. 2019
Interest-free deposits	$39,294	$33,889	$5,405	15.9%
Interest-bearing checking	20,514	19,087	1,427	7.5%
Savings	9,487	8,829	658	7.5%
Money market—domestic	26,510	24,171	2,339	9.7%
Low-cost deposits	95,805	85,976	9,829	11.4%
Time deposits	6,996	7,637	(641)	(8.4)%
Total Customer Deposits	102,801	93,613	9,188	9.8%
Corporate treasury time deposits	175	577	(402)	(69.7)%
Corporate treasury other deposits	320	356	(36)	(10.1)%
Total Deposits	$103,296	$94,546	$8,750	9.3%

	Average Balances
	Six Months Ended June 30
($ amounts in millions)	2020	2019	2020 vs. 2019
Consumer Bank Segment	$62,716	$58,618	$4,098	7.0%
Corporate Bank Segment	31,514	26,527	4,987	18.8%
Wealth Management Segment	8,228	7,936	292	3.7%
Other (1)	838	1,465	(627)	(42.8)%
Total Deposits	$103,296	$94,546	$8,750	9.3%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

	Average Balances
	Six Months Ended June 30
($ amounts in millions)	2020	2019	2020 vs. 2019
Wealth Management - Private Wealth	$7,229	$7,072	$157	2.2%
Wealth Management - Institutional Services	999	864	135	15.6%
Total Wealth Management Segment Deposits	$8,228	$7,936	$292	3.7%
________

(1)	Other deposits represent non-customer balances primarily consisting of wholesale funding (for example, Eurodollar trade deposits, selected deposits and brokered time deposits).

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

Reconciliation to GAAP Financial Measures
Tangible Common Ratios
The following tables provide the calculation of the end of period “tangible common shareholders’ equity” and "tangible common book value per share" ratios, and a reconciliation of shareholders’ equity (GAAP) to tangible common shareholders’ equity (non-GAAP). Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common shareholders' equity, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis.

		As of and for Quarter Ended
($ amounts in millions, except per share data)		6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Tangible Common Ratios
Shareholders’ equity (GAAP)		$17,602	$17,332	$16,295	$16,581	$16,608
Less:
Preferred stock (GAAP)		1,656	1,310	1,310	1,310	1,310
Intangible assets (GAAP)		5,330	4,943	4,950	4,956	4,930
Deferred tax liability related to intangibles (GAAP)		(103)	(92)	(92)	(93)	(94)
Tangible common shareholders’ equity (non-GAAP)	A	$10,719	$11,171	$10,127	$10,408	$10,462
Total assets (GAAP)		$144,070	$133,542	$126,240	$128,147	$127,518
Less:
Intangible assets (GAAP)		5,330	4,943	4,950	4,956	4,930
Deferred tax liability related to intangibles (GAAP)		(103)	(92)	(92)	(93)	(94)
Tangible assets (non-GAAP)	B	$138,843	$128,691	$121,382	$123,284	$122,682
Shares outstanding—end of quarter	C	960	957	957	964	1,004
Tangible common shareholders’ equity to tangible assets (non-GAAP)	A/B	7.72%	8.68%	8.34%	8.44%	8.53%
Tangible common book value per share (non-GAAP)	A/C	$11.16	$11.67	$10.58	$10.79	$10.42

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

Forward-Looking Statements
This release may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward-looking statement. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

•
Current and future economic and market conditions in the United States generally or in the communities we serve (in particular the Southeastern United States), including the effects of possible declines in property values, increases in unemployment rates, financial market disruptions and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions.

•
Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings.

•
Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity.

•	The impact of pandemics, including the COVID-19 pandemic, on our businesses and financial results and conditions.

•
Any impairment of our goodwill or other intangibles, any repricing of assets, or any adjustment of valuation allowances on our deferred tax assets due to changes in law, adverse changes in the economic environment, declining operations of the reporting unit or other factors.

•
The effect of changes in tax laws, including the effect of any future interpretations of or amendments to Tax Reform, which may impact our earnings, capital ratios and our ability to return capital to shareholders.

•	Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases.

•
Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses.

•	Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities.

•	Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs.

•	Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income.

•
Our ability to effectively compete with other traditional and non-traditional financial services companies, some of whom possess greater financial resources than we do or are subject to different regulatory standards than we are.

•
Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative impact on our revenue.

•	Our inability to keep pace with technological changes could result in losing business to competitors.

•
Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

•
Our ability to obtain a regulatory non-objection (as part of the CCAR process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or other regulatory capital instruments, may impact our ability to return capital to shareholders and market perceptions of us.

•
Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance of such tests and requirements.

•
Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition could be negatively impacted.

•	The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries.

•
The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results.

•	Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our business.

•	Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and non-financial benefits relating to our strategic initiatives.

•	The risks and uncertainties related to our acquisition or divestiture of businesses.

•	The success of our marketing efforts in attracting and retaining customers.

•
Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time.

•	Fraud or misconduct by our customers, employees or business partners.

•	Any inaccurate or incomplete information provided to us by our customers or counterparties.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2020 Earnings Release

•
Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act or failure to deliver our services effectively.

•	Dependence on key suppliers or vendors to obtain equipment and other supplies for our business on acceptable terms.

•	The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts.

•	The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly, on our businesses.

•
The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage (specifically in the Southeastern United States), which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. The severity and impact of future earthquakes, fires, hurricanes, tornadoes, droughts, floods and other weather-related events are difficult to predict and may be exacerbated by global climate change.

•
Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries.

•
Our ability to identify and address cyber-security risks such as data security breaches, malware, “denial of service” attacks, “hacking” and identity theft, including account take-overs, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation.

•	Our ability to achieve our expense management initiatives.

•
Possible cessation or market replacement of LIBOR and the related effect on our LIBOR-based financial products and contracts, including, but not limited to, derivative products, debt obligations, deposits, investments, and loans.

•	Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets.

•	The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict.

•
The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

•
The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause losses.

•	Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to shareholders.

•
Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect our financial statements and how we report those results, and expectations and preliminary analyses relating to how such changes will affect our financial results could prove incorrect.

•	Other risks identified from time to time in reports that we file with the SEC.

•	Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated.

•	The effects of any damage to our reputation resulting from developments related to any of the items identified above.
The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10-K for the year ended December 31, 2019 and the "Risk Factors" of Regions' Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 as filed with the SEC.
Further, statements about the potential effects of the COVID-19 pandemic on our businesses and financial results and conditions may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us.
The words "future," “anticipates,” "assumes," “intends,” “plans,” “seeks,” “believes,” "predicts," "potential," "objectives," “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” "would," “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation and do not intend to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law.
Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Evelyn Mitchell at (205) 264-4551.